ACCESS HEALTH ASSURANCE PLANS (TM), INC.
                              GENERAL AGENT AGREEMENT
                                     BETWEEN
                     ACCESS HEALTH ASSURANCE PLANS(TM), INC.
                     (Hereafter referred to as "the Company")
                                       AND






                            THE BENECOM GROUP, INC
                ---------------------------------------------
                Name  /  Entity


            Who is hereby appointed as a General Agent of the Company


The General Agent is authorized to submit to the Company applications for the Access Health Assurance Plans, Inc. membership programs.

In full compensation for his/her services, the Company will pay the General Agent, or his/her executors or administrators, the Commission and Allowances specified on the attached Schedule of Commission and Allowances.

Commission and Allowances will be paid in accordance with the Company's General Agent Commission and Allowance rules in force when the new business is written and submitted.

Either party without cause upon thirty (30) days written notice may terminate this Agreement.



//s//  Stewart  Hall
----------------------------------------------  --------------------------------
General  Agent  Signature         Title         Date



//s//  Steven  Miracle
----------------------------------------------  --------------------------------
Company  Signature                              Date

                     ACCESS HEALTH ASSURANCE PLANS, INC. (TM)
                  GENERAL AGENT COMMISSION / ALLOWANCE SCHEDULE


                        GENERAL AGENT ENROLLMENT COMMISSION

An enrollment allowance equal to 15% (fifteen per cent) of each member's Access Health Assurance Plans, Inc. membership fee will be paid to the General Agent. The enrollment commission is only payable to the General Agent from Access Health Assurance Plans, Inc. membership fees collected by the company from members directly enrolled by the General Agent or Agents / Brokers that were contracted by the General Agent for the purpose of enrolling and submitting applications to the company.

================================================================================
EXAMPLE:
1,000  Enrolled  members  @  $  5.00  per  month  =  $ 750.00 Monthly Commission
2,500  Enrolled  members  @  $  5.00  per  month = $ 1,250.00 Monthly Commission
5,000 Enrolled members @ $ 5.00 per month = $ 2,500.00 Monthly Commission 10,000 Enrolled members @ $ 5.00 per month = $ 5,000.00 Monthly Commission
================================================================================




                   GENERAL AGENT DIRECT SALES ALLOWANCE (D.S.A)

A direct sales allowance (DSA) equal to 20% (twenty per cent) of nutritional products purchased by Access Health Assurance Plans, Inc. members will be paid to the General Agent. The DSA allowance is only payable to the General Agent form nutritional products purchased from Access Health Assurance Plans, Inc. members that were directly enrolled by the General Agent or Agents / Brokers that were contracted by the General Agent for the purpose of enrolling and submitting applications to the company.

================================================================================
EXAMPLE:
1,000 Members purchasing $40.00 of product monthly = $ 8,000.00 Monthly D.S.A. 2,500 Members purchasing $40.00 of product monthly = $ 20,000.00 Monthly D.S.A. 5,000 Members purchasing $40.00 of product monthly = $ 40,000.00 Monthly D.S.A. 10,000 Members purchasing $40.00 of product monthly = $ 80,000.00 Monthly D.S.A.
================================================================================


Enrollment Commissions and Direct Sales Allowances will be paid to the General Agent on the 10th of each month. Enrollment Commissions and Direct Sales Allowances (D.S.A.) due the General Agent from membership fees and nutritional product purchases made by members and collected by the company between the 1st and 31st of each month will be paid on the 10th of the following month.



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